EMPLOYMENT AGREEMENT January 3, 2025 BETWEEN Marel hf. AND Arni Sigurdsson regarding the position of President of JBT Marel and General Manager of Marel hf. Exhibit 10.13F THIS EMPLOYMENT AGREEMENT (the “Agreement”) is made on January 3, 2025 and is between the following parties: (1) Marel hf. a company incorporated under and in accordance with the laws of Iceland with registration number 620483-0369, (the “Company”) and having its registered office at Austurhraun 9, 210 Garðabær, Iceland, a subsidiary of JBT Marel Corporation (“JBT Marel”) and (2) ARNI SIGURDSSON an individual, with registration number […] and having his domicile at […] (the “Employee”). This Agreement sets out the terms and conditions for the employment of President with the Company. 1. Appointment, Commencement of employment 1.1 The Company hereby employs Arni Sigurdsson as General Manager (Icel: framkvæmdastjóri). The Employee acknowledges that his employment under this Agreement is connected to, and form an integral part of, his position as President of JBT Marel. 1.2 The Employee shall continue his employment under this Agreement on the date of this Agreement. The employment is for an indefinite period of time, unless terminated in accordance with this Agreement. The Employee’s service with the Company prior to the date of this Agreement shall be considered for the purposes of any broad-based employee benefit plans. 2. Job duties, power of management and representation 2.1 The Employee’s duties of employment are mainly: 2.1.1 act as a strategic partner on the leadership team, lead and guide company operations to ensure company goals and performance metrics are met, and implement corporate decisions for the Company and its people’s best interests. 2.1.2 serve well and faithfully the Company to the best of his abilities and carry out in a proper and efficient manner and use his best endeavors to promote and maintain the Company’s interest and reputation. 2.1.3 shall exercise the employer’s rights and responsibilities under the relevant regulations of employment and social law. 2.2 In the performance of his duties the Employee shall: 2.2.1 conduct duties with the due care and diligence of a prudent businessman; 2.2.2 work full time in the position giving the time needed for the proper performance of his duties; 2.2.3 perform his duties at the main offices of the Company at Austurhraun 9, 210 Garðabær, Iceland, or such other location in Iceland as mutually agreed between the Company and the Employee, whether on a temporary or permanent basis; 2.2.4 devote his entire working time, skill, ability and attention to the business of the Company; 2.2.5 in all respects, conform to and comply with lawful directions of the Board of the Company and/or the JBT Marel CEO; 2.2.6 acquaint himself with any rules, policies and procedures already set forth by the Company, and which the Company might issue or amend in the future, and accept to be bound by the same, and in all respect conform to and comply with all relevant laws, regulations and rules issued by Icelandic authorities; and 2.2.7 travel to such places in such manner and on such occasions and for such periods as the Board of the Company and/or the JBT Marel CEO may from time to time reasonably require. 2.3 The Employee shall behave professionally and is subject to the requirements outlined in the JBT Marel Guide to Ethical Conduct, as amended from time to time, and the policies referenced therein. The Employee acknowledges and agrees to comply with the Guide to Ethical Conduct and the policies referenced therein. 2.4 The Employee warrants that by virtue of entering into this Agreement that he will not be in breach of any express or implied terms of any contract with or of any other obligation to any third party which are binding upon him. 2.5 The Employee shall report and be responsible to the Board of the Company and/or the CEO of JBT Marel. The Company reserves the right to change and/or add to the scope of employment, the number of business units reporting to the Employee, place of work and administrative arrangements if such changes are considered necessary in the opinion of the Company or if mutually agreed with the Employee, provided that such change does not constitute a material reduction or material alteration in the nature or status of the Employee´s authorities, duties or responsibilities from those in effect during the fiscal year immediately preceding such change. 2.6 The Employee irrevocably appoints such person as the Board may nominate to be his attorney with power in his name and on his behalf to execute any necessary documents to fulfill SEC filing requirements and do anything necessary to give effect to any such requirement to resign or to transfer shares or securities. 3. Salary and expenses 3.1 The Employee’s salary is € 62,500 (EUR) per month and will be paid afterwards monthly on the first working day of each month, subject to all statutory deductions. 3.2 Overtime hours will not be paid according to this Agreement. 3.3 The Employee shall be eligible to participant in the JBT Marel Management Incentive Plan (MIP). The Employee’s target payout will be 75% of his base salary. The cash incentive bonus is based on both Business Performance Indicators (BPI) and Personal Performance Indicators (PPI). The BPI measures the Company’s actual financial performance compared to pre-determined financial metrics established annually by the Compensation Committee of the Board of Directors. BPI is weighted at 75%. Payouts for the BPI measures can range from 0.0 to 2.5 times target. The PPI measures the Employee’s individual performance to objectives and is weighted at 25%. Payouts for the PPI can range from 0.0 to 2.0 times target. The total MIP payment (inclusive of the BPI and PPI components) shall not exceed 200% of the target payout. All salary and other compensation paid to the Employee under this Agreement shall be subject to deductions for tax and any other deductions mandatorily and customarily required. 3.4 The Employee shall be eligible to participate in the JBT Marel Corporation Long Term Incentive Plan (LTIP) which provides for periodic equity awards at the discretion of the Board of Directors. Equity awards are determined annually by the Compensation Committee of the Board of Directors. The Employee’s annual award in 2025 will have an expected grant date value of $1,000,000 and is expected to be granted during the annual award cycle in February 2025. Subsequent awards are at the discretion of the Compensation Committee. In 2024 these awards were comprised of two components; 40% of the award consisted of time-based restricted stock units (RSUs) and 60% consisted of performance-based restricted stock units (PSUs). The time-based portion had a three-year ratable vesting. The performance-based portion had a three-year performance period, with a three-year cliff vesting. Performance payouts can range from 0 to 200%. Financial performance objectives for the LTIP are also established annually by the Compensation Committee. All other terms and conditions relating to the LTIP are as set in the LTIP plan document and award grant agreements. 3.5 The Company reserves the right to modify, amend, or withdraw the MIP or LTIP plans and policies at its discretion based upon future business needs.

3.6 As a member of the Executive Leadership Team, on an annual basis, the Company will provide the Employee with the EUR equivalent of $20,000, less any deductions for tax and any other deductions mandatorily and customarily required, for personal financial planning and tax services. The Company reserves the right to modify, amend, or withdraw this based upon future business needs. 3.7 The Company shall reimburse all reasonable out-of-pocket expenses specifically or generally authorized by the JBT Marel CEO and wholly, properly and necessarily incurred by the Employee on the business of the Company, including expenses related to “hospitality”, within reasonable limits. The Employee is to provide such evidence of expenses as the Company may reasonably require. 4. Benefits 4.1 The Employee is entitled to the following benefits at the discretion of the Company. The Employee shall observe all rules set by the Company in regard to the handling, use and reporting as appropriate in relation to the benefits granted. 4.2 The Company shall provide the Employee with an appropriate automobile, as determined in accordance with the Company´s automobile policy, in effect as of the date of this Agreement and any renewals of the automobile will be consistent with the Company’s past practices. 4.3 The Company will provide the Employee with a mobile phone at the expense of the Company. 4.4 The Company will provide the Employee with a computer at the expense of the Company. The Company shall pay for all costs relating to the Employee’s home internet connection, installation, and general operation of the computer. 4.5 The Employee shall receive travelling allowances on his business travels domestically and abroad in the interests of the Company. The Company pays reasonable hotel expenses and flight costs as long as the Employee’s cost is according to the Company’s travel policy applicable at each time. 5. Pension - Insurance 5.1 Whilst the Employee is a member of a pension scheme in Iceland, he will be entitled to the appropriate standard Icelandic pension provisions in accordance with Icelandic laws and in harmony with other employees of the Company. 5.2 Should the Employee wish to contribute to an additional private pension fund, the Company shall contribute an equivalent of 2% of the Employee’s salary to such private pension fund, as notified by the Employee. 5.3 The Employee shall during his employment be entitled to a medical health, accident and life insurance. 5.4 The Company shall include the Employee into its D&O insurance so that the Employee is co-insured, under the existing terms and conditions, in the case of any claims by third parties or by the Company for any breach of duty in the exercise of his/her contractual activities. The Company shall be entitled to change the relevant D&O insurance for the Employee and executive employees without this requiring the Employee’s consent. A deductible within customary limits may be agreed. 6. Vacation 6.1 The Employee is entitled to 30 days’ paid vacation in each vacation year (1 May to 30 April) in addition to public holidays. 6.2 The Employee must use his vacation days in accordance with what best suits the interests of the proper management of the Company. Up to half a year’s vacation claim may be transferred to the subsequent calendar year. A renewed transfer to the year after that shall be excluded. 6.3 On termination of the Employee’s employment with the Company any vacation entitlement for that year which has accrued at that date will be paid less any vacation entitlement already taken. 6.4 A sum in respect of any days’ vacation taken in excess of entitlement as at the date of termination will be deducted from the Employee’s final salary or any other payment due to him (which he hereby authorizes) and any excess will be recoverable from him directly. 6.5 For the purposes of paragraphs 6.3. and 6.4., vacation entitlement for the year of leaving will be two and a half (2.5) days per complete month of service in that year and repayment for each excess day is calculated as 1/365th of the Employee’s salary, subject to applicable law. 7. Inability to work (death) and sickness absence 7.1 If the Employee is prevented from service provision by unforeseen events, he/she shall inform the Company of such prevention without delay, specifying the reason therefore as well as any change of such reason. If the inability to work is known in advance, it shall be communicated to the Company in good time. Any such notice shall be directed at the Board of the Company and/or the JBT Marel CEO. A doctor’s certificate confirming the inability to work shall be submitted to the Company, if requested, no later than five (5) days from inception of such inability. If any work-related deadlines are involved, the Employee shall indicate the top-priority work to be performed. 7.2 If the Employee is absent from work due to sickness or injury, he shall be entitled to sick pay in accordance with collective bargaining agreements made between VR and SA in Iceland. 7.3 If the Employee dies during the term of this Agreement, the standard death benefit will be paid to the heirs in accordance to company policy. 8. Other Business Interests 8.1 Unless specifically agreed to in advance in writing, the Employee shall not during the continuance of his employment (whether during or outside working hours), be directly or indirectly engaged in any business, profession or occupation other than the Company. 8.2 Publications or lectures pertaining to the Company’s area of activities, as well as the assumption of functions in supervisory bodies of other companies or of any honorary posts in organizations of which the Company is not a member, shall require the previous written consent of the Company. Such consent may be revoked anytime, whereby any time constraints for terminating the function in question shall be taken into account. 8.3 The customary acquisition of securities or shares by the Employee shall be permitted for purposes of private asset management. However, this shall not apply for any stake in companies directly or indirectly competing with the Company or any company affiliated with it, or which entertain material business relations with the Company, or any company affiliated with it. 9. Confidentiality 9.1 For the purpose of this Agreement “Confidential Information” shall mean, but shall not be limited to, all information and documents in every form, whether or not being oral, visible, models or on machine — readable form that concern the operations of the Company and all products manufactured by the Company, irrespective of form and to which the Employee is granted access or about which the Employee receives direct or indirect information in the course of his employment for the Company, whether they are provided by the employees of the Company or not, including, among other things, both technical information, any information on the business or financials of the Company, information on or regarding the Company’s clients or other business connections. 9.2 The Employee is not allowed to use, divulge or disclose to any person, firm or organization, (except as required by his employment) any Confidential Information relating to the Company’s affairs. This restriction extends after the termination of this Agreement. 9.3 Each Party shall preserve confidence on personal matters, wage terms and other terms of this Agreement regarding the Employee. Such confidentiality obligation shall apply after the termination of this Agreement. 9.4 For the purposes of this Agreement, the term “Company” shall also extend to any of its shareholders and parent companies. 10. Ownership of rights 10.1 All information, data, notes and memoranda concerning the affairs of the Company or any of its suppliers, agents, distributors, clients or customers, in any form whatsoever including written documents and emails, which are received or made by the Employee in the course of his employment shall be and remain the property of the Company. The Employee shall be obliged to return all such items to the Company and its request at any time and in any event on the termination of his employment, cf. Art. 15 below. 11. Intellectual property 11.1 All reports, software, drawings, illustrations, and other written documents, in any format whatsoever, including e-mails regarding the Employee’s communication with other Employee’s, collaborating parties and/or the Company’s clientele as well as any material and/or products used by or produced by the Employee during the time of the Agreement is subject to the Company’s property rights. The Employee shall hand over to the Company all such documents when the Agreement is terminated or at any other time if so requested by the Company. 11.2 The Company’s prerogative according to clause 11.1 includes all intellectual property, trade secrets, patentable ideas, and other intellectual property rights which the Employee has produced, worked on, developed, or had access to during the employment period, according to law on intellectual property rights. The Company reserves the right to use, transfer or change these rights, in full or in part, in any way desired without the Employee’s consent. The Employee shall immediately disclose all inventions and all other intellectual property, to the Company. 11.3 All proceeds from Employee’s work for the Company, such as knowledge, methods, industrial secrets, trademarks, or any other form of intellectual property shall be the sole property of the Company and no transfer of such rights is needed. The above applies equally if the Employee has worked on a project alone or in cooperation with any other Employee of the Company or specialist hired by the Company. 11.4 All inventions patentable, as defined in the Act on Employee Inventions No. 72/2004, or not, relating to the business of the Company, shall be the sole property of the Company without further notice. The Employee hereby transfers to the Company the right to patent such inventions. To the extent the Employee is hired by the Company to work on inventions, the Employee’s salaries shall be considered a reasonable and full remuneration for the Employee’s contribution to inventions. 11.5 The Company, at its sole discretion, decides if, when and how, any inventions will be patented. The Employee shall grant the Company all necessary assistance in protecting all intellectual property, be it through a patent application or any other means. This applies even after the Employee has quit his work for the Company. If the Company decides to patent certain inventions the Company can use the Employee’s name in the application, either alone or with names of other parties involved in the invention. 11.6 The Employee shall sign any document needed to confirm the Company’s ownership of any rights, according to this clause 11, including, but not limited to, a power of attorney which allows the Company to use the intellectual property freely as the sole owner of such rights. 11.7 The Employee shall handle all information about intellectual property as confidential in accordance with clause 9 and not disclose such information to any third party without prior written consent of the Company. 11.8 The provisions of this Clause 11 shall be retroactive and effective as of the date the Employee first commenced his employment on behalf of the Company, or the Company’s predecessor, regardless of the date of this Agreement. 12. Non - Compete 12.1 In consideration of the compensation as set forth in the Sign-On Incentive Letter and in order to safeguard the legitimate business interests of the Company and particularly the goodwill of the Company in connection with its clients, suppliers and employees, the Employee hereby undertakes that he will not (except with the prior written consent of the Company) directly or indirectly: 12.1.1 during his employment and for a period of 12 months after date on which this Agreement is terminated or, if prior to that date, the date any garden leave granted to the Employee begins, at which point Employee’s access to the Company’s information systems, financial information or customer data will be terminated by the Company (such 12 month period, the “Restriction Period”), solicit or endeavor to entice or solicit away from the Company, or any of its parent companies, any of its or their employees (no delay in terminating such access by the Company shall delay initiation of the Restricted Period); or 12.1.2 during the Restriction Period, join as a partner, director, employee, consultant, investor or shareholder, any competitor of the Company and parent companies, notwithstanding the right of the Employee to purchase or hold shares purely for financial purposes, without granting him, directly or indirectly, management functions or any material influence in such company. 13. Data Protection 13.1 The Company will hold computer records and personnel files relating to the Employee. These will include employment application, references, bank details, performance appraisals, holiday and sickness records, salary reviews and remuneration details and other records (which may, where necessary, include sensitive data relating to the Employee’s health). The Company requires such personal data for personnel, administration and management purposes and to comply with its obligations regarding the keeping of Employee /worker records. The Employee’s right of access to this data is as prescribed by law. 13.2 The Employee hereby agrees that the Company may process personal data relating to him for personnel, administration and management purposes (including, where necessary, sensitive data relating to the Employee’s health) and may, when necessary for those purposes, make such data available to its advisers, to parties providing products and/or services to the Company (including, without limitation, IT systems suppliers, pension, benefits and payroll administrators), to regulatory authorities and as required by law. 14. Security Factors, use of telephone, data processing and email systems 14.1 The Company will create back-up of all the Employee’s e-mails and reserve them. 14.2 The Company will inform the Employee’s in writing before viewing the content of his e- mails. 14.3 The Company’s DP systems (computers, devices and programs), telecommunications systems (telephones, telefax machines) and copiers may only be used for business purposes. Service-related private phone calls are permissible but shall be limited to the absolutely necessary extent. 15. Effective date and Termination 15.1 This Agreement takes effect from January 3, 2025. 15.2 This Agreement supersedes and replaces any existing employment agreement or promises of payment other than and excluding promises of payments outlined in Attachment A and Sign-on Incentive Memorandum. 15.3 The employment may be terminated by either party giving to the other not less than six (6) months’ written notice. 15.4 The Company can decide that the Employee is not to fulfill his employment duties during the notice period, provided that the Employee shall during the notice period assist the Company in any way he can and give all required and necessary information to the Company in a good and swift manner. The Employee will then be paid his salary during the notice period without any further compensation. If the Employee does at the same time accept salary from another Company, the Company has the right to deprive him of his salary during the notice period. 15.5 As an executive officer, the Employee will be eligible to enter into an Executive Severance Agreement (the “Change in Control Agreement”) that extends benefits in the event JBT undergoes a qualified change in control action. The Change of Control Agreement will be forwarded for execution upon commencement of Appointment and shall be effective for so long as Employee serves as an executive officer of JBT Corporation. The Employee will also be eligible to participate in the Group’s Executive Severance Pay Plan (the “Severance Plan”) which includes fifteen (15) months’ base salary (inclusive of any notice period referred to at clause 15.3 above), target bonus and compensation for costs associated with vacation pay, outplacement assistance and other benefits in connection with an involuntary termination. The Company reserves the right to modify, or amend, or withdraw the Severance Plan at its discretion based upon future business needs. 15.6 On the termination of the Employee’s employment (howsoever occasioned), or at any other time in accordance with instructions given to him by the Company, he will immediately return to the Company all equipment, correspondence, records, specifications, software, models, notes, reports and other documents and any copies thereof (including in electronic format) and any other property belonging to the Company, including but not limited to, credit cards, computer, phone, access keys, all as applicable, which are in the Employee’s possession or under his control. Should the Employee have a Company automobile at his disposal in accordance with this Agreement, he shall return it to the Company within 30 days of when the notice of termination was rendered, at which time his right to the automobile and related benefits expire without any compensation or further claim from the Employee. The Company may withhold any sums due to the Employee on the termination of his employment until the obligations in the articles have been complied with and if he fails to comply with this article, then he shall be directly liable to the Company for any resulting losses. 15.7 The employment of the Employee may be terminated by the Company without notice and without any further payments of salary to the Employee if he is guilty of serious breach of any of his employment duties. 15.8 For the purpose of 15.7 “Serious breach” can include but shall not be limited to: a) Violation of a material requirement of any material Company policy, specifically including a violation of the Company’s Code of Business Conduct and Ethics; b) Disclosure, without proper authorization, of any trade secrets or other confidential information of the Company; or willfully engaging in any other conduct which breaches Section 10 of this Agreement; c) Engagement in acts of willful malfeasance or misconduct which is demonstrably injurious to the Company or its subsidiaries or affiliates; d) The Executive being convicted of, or has pled guilty or nolo contendere to, a felony under the laws of the United States or applicable state law; e) Engagement in any act that, in the reasonable opinion of the Company, is contrary to its best interests and would reasonably be expected to result in material damage to the property, business or reputation of the Company or its affiliates; f) The Executive's willful and continued failure to substantially perform the Executive’s employment duties in any material respect (other than any such failure resulting from physical or mental incapacity or occurring after issuance by the Executive of a Notice of Termination for Good Reason), after a written demand for substantial performance is delivered to the Executive that specifically identifies the manner in which the Company believes the Executive has failed to perform the Executive’s duties, and after the Executive has failed to resume substantial performance of the Executive’s duties on a continuous basis within thirty (30) calendar days of receiving such demand. 15.9 Any amendments and additions hereto, as well as the cancellation of this Agreement, shall be in text form to be effective. The same shall apply for any change to this requirement of written form. In particular, any changes hereto as a result of internal practices shall be excluded. This requirement of written form shall not apply for any oral arrangements negotiated between the parties immediately after the conclusion of this contract. 16. Governing law and jurisdiction 16.1 This Agreement shall be governed by and construed in accordance with Icelandic law and the parties agree to submit to the exclusive jurisdiction of the Icelandic Courts as regards any claim, dispute or matter arising out of or relating to this Agreement.

17. Severability clause 17.1 Should any provisions herein be or become invalid, this shall not affect the validity of the remaining provisions. 17.2 In the case of an invalid provision herein, the parties shall negotiate a legally valid substitute provision coming as close as possible to the economic purpose intended by the parties in terms of the invalid provision. Reykjavík, Signed for and on behalf of the Company /s/ Brian Deck Brian Deck, Date: January 3, 2025 Chief Executive Officer of JBT Marel Corporation, controlling stockholder of Marel hf. /s/ Arni Sigurdsson Arni Sigurdsson Date: January 3, 2025